EXHIBIT 99(b)

                          Codorus Valley Bancorp, Inc.
                        Form of Automatic Deduction Form

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                    AUTOMATIC CASH WITHDRAWAL AND INVESTMENT

BANK ACCOUNT NUMBER ___________________________   I authorize Norwest Bank
                    checking [ ]    savings [ ]   Minnesota, N.A. to withdraw
Transit/Routing Number* __ __ __ __ __ __ __ __   my investment payment
                                                  electronically from my bank
Name of Bank __________________________________   account. This authority
                                                  remains in effect until I
Address of Bank _______________________________   cancel in writing.  I have
                                                  attached a voided check or
             __________________________________   deposit ticket.

                                                  Please withdraw $___________
                                                  per investment
                                                  (Please refer to Plan
                                                  Prospectus/Brochure for timing
                                                  and limits of Investments)

                                                  _____________________________
                                                  signature**          date

                                                  _____________________________
                                                  signature**          date

                             Daytime phone number (___)________________________

                             * To be certain, ask your bank, savings & loan, or credit union to verify this number.

                             ** A medallion signature guarantee is necessary if
                                the name(s) on bank account is different from the name(s) on your shareholder account.

     In order to have your investment payment automatically withdrawn from your checking/savings account, complete the information on the reverse side, attach a voided check or deposit ticket and mail to:

                    Norwest Bank Minnesota, N.A.
                    Shareowner Services
                    Attn:  Investment Plan Services
                    P. O. Box 64856
                    St. Paul, MN  55164-0856